                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                             ----------------------

                                    FORM 8-K



                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


        Date of report (Date of earliest event reported): April 20, 2004


                            COLE NATIONAL CORPORATION
               (Exact Name of Registrant as Specified in Charter)



          DELAWARE                      1-12814                  34-1453189
(State or Other Jurisdiction          (Commission              (IRS Employer
      of Incorporation)               File Number)           Identification No.)


       1925 ENTERPRISE PARKWAY
           TWINSBURG, OHIO                                    44087
(Address of Principal Executive Offices)                    (Zip Code)


Registrant's telephone number, including area code:  (330) 486-3100




                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE

         On April 20, 2004, Cole National Corporation (the "Company") issued a press release, a copy of which is being furnished as Exhibit 99.1 hereto and is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c) Exhibits.  The following exhibit is furnished with this Form 8-K:

         99.1 Press release of Cole National Corporation, dated April 20, 2004.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             COLE NATIONAL CORPORATION

                                             By: /s/ Joseph Gaglioti
                                                -------------------------------
                                                 Name:    Joseph Gaglioti
                                                 Title:   Vice President


Date:  April 20, 2004

                                  EXHIBIT INDEX
                                  -------------
           EXHIBIT
           NUMBER              DESCRIPTION
           -------             -----------
            99.1               Press release of Cole National Corporation,
                               dated April 20, 2004.